EXHIBIT 10.57
       ======================================================================

                                AMENDMENT NO. 2

                                      TO

                    AMENDED AND RESTATED PURCHASE AGREEMENT,
        dated as of April 26, 1995, between Home Holdings Inc. and ZCI
                              Investments Limited,

                 AMENDED AND RESTATED NOTE EXCHANGE AGREEMENT,
       dated as of April 26, 1995, between Home Holdings Inc. and Trygg
                                   Hansa AB,

              AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT,
        dated as of April 26, 1995, between ZCI Investments Limited and
                                Trygg-Hansa AB,

                                      AND

         AMENDED AND RESTATED STANDBY WORKING CAPITAL CREDIT AGREEMENT,
        dated as of April 26, 1995, between Home Holdings Inc. and ZCI
                              Investments Limited

                                      AND

                          THE NOTES ISSUED THEREUNDER

       ======================================================================


               AMENDMENT NO. 2, dated as of December 13, 1996, among Home Holdings Inc., a Delaware corporation ("HOME HOLDINGS"), Zurich Home Investments Limited, a Bermuda corporation (formerly known as ZCI Investments Limited and referred to herein as "ZHI"), and Trygg-Hansa AB, a Swedish corporation ("TH").

               WHEREAS, in connection with the recapitalization of Home Holdings, Home Holdings and ZHI have entered into an Amended and Restated Purchase Agreement, dated as of April 26, 1995 (as amended, the "PURCHASE AGREEMENT"), Home Holdings and TH have entered into an Amended and Restated Note Exchange Agreement, dated as of April 26, 1995 (as amended, the "NOTE EXCHANGE AGREEMENT"), ZHI and TH have entered into a Securities Purchase Agreement, dated as of April 26, 1995 (as amended, the "SECURITIES PURCHASE AGREEMENT"), and Home Holdings and ZHI have entered into an Amended and Restated Standby Working Capital Credit Agreement, dated as of April 26, 1995 (as amended, the "STANDBY WORKING CAPITAL CREDIT AGREEMENT" and, together with the Purchase Agreement, the Note Exchange Agreement and the Securities Purchase Agreement, the "NOTE AGREEMENTS"), pursuant to which Home Holdings issued, and ZHI or TH purchased or received in an exchange, as the case may be, Senior Subordinated Notes, Junior Subordinated Notes, Senior Working Capital Notes and Senior Subordinated Working Capital Notes (each as defined in the Note Agreements and collectively referred to herein as the "NOTES");

               WHEREAS, under the Standby Working Capital Credit Agreement, the Lenders named therein agreed to fund all interest payments due on the Public Indebtedness (as defined in the Standby Working Capital Credit Agreement) within two years after the Closing Date (as defined in the Standby Working Capital Credit Agreement) through the issuance of Series B Senior Working Capital Notes;

               WHEREAS, the amount of interest due on the Public
     Indebtedness during that period equals $46,550,000;

               WHEREAS, due to a rounding error, the terms of the Note Agreements and the Notes limit the maximum aggregate principal amount of Series B Senior Working Capital Notes issuable by Home Holdings to $46,000,000;

               WHEREAS, the parties desire to correct this mistake and consent to the issuance of additional Series B Senior Working Capital Notes having an additional aggregate principal amount of $550,000 (the "NEW DEBT ISSUANCE"), the proceeds of which to be used to pay interest payable on the Public Indebtedness (as defined in the Standby Working Capital Credit Agreement);

               WHEREAS, the parties desire to amend the Note
     Agreements and the Notes to enable ZHI, upon certain terms and conditions, to purchase from Home Holdings, and to enable Home Holdings, upon certain terms and conditions, to sell to ZHI, Home Holdings's Series B Senior Working Capital Notes having an additional aggregate principal amount of $550,000;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1. Definitions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Note Agreements or the Notes, as the case may be.

               2. Amendment of Senior Subordinated Notes due December 31, 2004. The form of Senior Subordinated Note due December 31, 2004 (the "SENIOR SUBORDINATED NOTES") of Home Holdings attached as Exhibit A to the Purchase Agreement, and the terms of each outstanding Senior Subordinated Note, are hereby amended as follows:

               (a) The definition of "Senior Working Capital Notes" in Section 1.1 is amended and restated in its entirety as follows:

                    "Senior Working Capital Notes" shall mean, collectively, the Company's 7% Series A Senior Working Capital Notes, in the maximum original aggregate principal amount of $16,000,000 (or such greater amount as shall be agreed upon by the Company, TH and ZCIL), and the Company's 7% Series B Senior Working Capital Notes, in the maximum original aggregate principal amount of $46,550,000.

               3. Amendment of Junior Subordinated Notes due December 31, 2004. The form of Junior Subordinated Notes due December 31, 2004 (the "JUNIOR SUBORDINATED NOTES") of Home Holdings attached as Exhibit F to the Recapitalization Agreement, and the terms of each outstanding Junior Subordinated Note, are hereby amended as follows:

               (a) The definition of "Senior Working Capital Notes" in Section 1.1 is amended and restated in its entirety as follows:

                    "Senior Working Capital Notes" shall mean, collectively, the Company's 7% Series A Senior Working Capital Notes, in the maximum original aggregate principal amount of $16,000,000 (or such greater amount as shall be agreed upon by the Company, TH and Zurich Home Investments Limited (formerly known as ZCI Investments Limited)), and the Company's 7% Series B Senior Working Capital Notes, in the maximum original aggregate principal amount of $46,550,000.

               4.  Amendment of Standby Working Capital Credit
     Agreement. The Standby Working Capital Credit Agreement is hereby amended as follows:

               (a) The second recital is hereby amended and replaced in its entirety as follows:

                    WHEREAS, the Lenders are prepared, upon the terms
               and conditions hereinafter provided, to purchase from the Company its pay-in-kind 13% Senior Subordinated Working Capital Notes due December 31, 2004 (the "Senior Subordinated Working Capital Notes") in the maximum aggregate principal amount of $15,000,000 and its 7% Series A Senior Working Capital Notes (the "Series A Senior Working Capital Notes") in the maximum original aggregate principal amount of $16,000,000 (or such greater amount as shall be agreed upon by the Company, TH and ZCIL), if required by the Company for general corporate purposes or in connection with the Equity Repurchase Transaction (defined below) as provided for under the Recapitalization Agreement described below, and, following the Closing Date (as defined in the Recapitalization Agreement), its 7% Series B Senior Working Capital Notes (the "Series B Senior Working Capital Notes") in the maximum original aggregate principal amount of $46,550,000, for the purposes specified herein;

               (b)  The proviso to the first sentence of Section
          2.3(b) is hereby amended and replaced in its entirety to read as follows:

                    ; provided, however, that the Lenders shall not be
               obligated to purchase, nor shall the Company be obligated to issue, pursuant to this Section 2.3(b), an aggregate principal amount of Series B Senior Working Capital Notes in excess of $46,550,000.

               5. Amendment of Series A Senior Working Capital Notes and Series B Senior Working Capital Notes. The form of [Series A/Series B] Senior Working Capital Notes (the "SENIOR WORKING CAPITAL NOTES") of Home Holdings attached as Exhibit A to the Standby Working Capital Agreement, and the terms of each outstanding Senior Working Capital Note, are hereby amended as follows:

               (a) The definition of "Senior Working Capital Notes" in Section 1.1 is hereby amended and restated in its entirety as follows:

                    "Senior Working Capital Notes" shall mean,
               collectively, the Notes and the 7% [Series A/Series B] Senior Working Capital Notes, in the maximum original aggregate principal amount of [$16,000,000 (or such greater amount as shall be agreed upon by the Company, Trygg-Hansa AB and Zurich Home Investments Limited (formerly known as ZCI Investments Limited)) /$46,550,000].

               6. Amendment of Senior Subordinated Working Capital Notes due December 31, 2004. The form of Senior Subordinated Working Capital Notes (the "SENIOR SUBORDINATED WORKING CAPITAL NOTES") of Home Holdings attached as Exhibit B to the Standby Working Capital Agreement, and the terms of each outstanding Senior Subordinated Working Capital Note, are hereby amended as follows:

               (a) The definition of "Senior Working Capital Notes" in Section 1.1 is hereby amended and restated in its entirety as follows:

                    "Senior Working Capital Notes" shall mean,
               collectively, the Company's 7% Series A Senior Working Capital Notes, in the maximum original aggregate principal amount of $16,000,000 (or such greater amount as shall be agreed upon by the Company, Trygg-Hansa AB and Zurich Home Investments Limited (formerly known as ZCI Investments Limited)), and the Company's 7% Series B Senior Working Capital Notes, in the maximum original aggregate principal amount of $46,550,000.

               7. Further Assurances. Each of the parties covenants and agrees to promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Home Holdings, and to take any and all other actions necessary or desirable, to effectuate the New Debt Issuance.

               8. Status of the Note Agreements and Notes. Except as expressly set forth herein, all other terms of the Note
     Agreements and the Notes shall remain unchanged. Nothing contained or implied in this Amendment shall constitute an amendment or waiver of any other term, provision or condition of the Note Agreements and the Notes.

               9. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

               10. Effective Date. This Amendment, upon the execution and delivery by each party hereto of a counterpart hereof, shall be deemed effective as of the date first above written.

               11. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without reference to its conflicts of laws principles.


               IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the date first above written.

                                        HOME HOLDINGS INC.


                                        By:    /s/ Richard H. Hershman

                                             Name: Richard H. Hershman
                                             Title: Treasurer

                                        ZURICH HOME INVESTMENTS
                                        LIMITED (formerly known as ZCI
                                        Investments Limited)

                                        By:     /s/ Michael D. Palm

                                             Name: Michael D. Palm
                                             Title: President

                                        TRYGG-HANSA AB

                                        By:      /s/ Zaid Pedersen

                                             Name: Zaid Pedersen
                                             Title: Chief Financial
                                                    Officer